Exhibit 32.1
PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

In connection with the quarterly report on Form 10-Q of Seadrill Limited (the “Company”) for the period ended March 31, 2026 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Samir Ali, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2026

/s/ Samir Ali
Samir Ali
Chief Executive Officer